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                                 Exhibit 10.54

                              EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT (the "Agreement") is made on September 1, 2001 by and between PINNACLE ENTERTAINMENT, INC., a Delaware corporation (the "Company"), and WADE HUNDLEY, an individual ("Executive"), with respect to the following facts and circumstances:

                                    RECITALS

     Company desires to retain Executive as Executive Vice President and Chief Operating Officer of the Company. Executive desires to be retained by Company in that capacity, on the terms and conditions and for the consideration set forth below.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements set forth herein, the parties hereto agree as follows:

                                   ARTICLE 1
                              EMPLOYMENT AND TERM

     1.1 Employment. Company agrees to engage Executive in the capacity of Executive Vice President and Chief Operating Officer of Company on the Effective Date (as hereinafter defined) and Executive hereby accepts such engagement by Company upon the terms and conditions specified below.

     1.2 Term. The term of this Agreement (the "Term") shall commence on September 1, 2001 (such date being referred to as the "Effective Date") and shall continue in force until December 31, 2002, unless earlier terminated under
Article 6 below. Each 12-month period commencing as of the Effective Date is sometimes called a year of the "Term", and the date which is 365 days from and after the Effective Date shall be referred to as the "Anniversary Date". At least ninety (90) days prior to the expiration of the Term (as the same may be extended from time to time), either party shall advise the other whether it intends not to renew the term of this Agreement; if neither party so advises the other, then this Agreement shall be deemed renewed on its existing terms for a period of one (1) year from its then scheduled expiration.

                                   ARTICLE 2
                              DUTIES OF EXECUTIVE

     2.1 Duties. Executive shall perform all the duties and obligations of Executive Vice President and Chief Operating Officer of Company subject to the control and supervision of the Chief Executive Officer of Company and such other executive duties consistent with the foregoing as may be assigned to him from time to time by the Chief Executive Officer of the Company. Executive shall report to the Chief Executive

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Officer of Company. In his capacity as Chief Operating Officer of Company,
Executive shall coordinate with the Marketing, Human Resources and IT Department heads of Company, as well as other similar operating departments that may be created in the future. All Property General Managers shall report directly to Executive (it being understood that they may have dotted line reporting obligations to other corporate officers as well). Executive shall perform the services contemplated herein faithfully, diligently, to the best of his ability and in the best interests of Company. Executive shall devote all his business time and efforts to the rendition of such services. Executive shall, at all times, perform such services in compliance with, and to the extent of his authority, shall to the best of his ability cause Company to be in compliance with, any and all laws, rules and regulations applicable to Company of which Executive is aware. Executive may rely on Company's inside counsel and outside lawyers in connection with such matters. Executive shall, at all times during the Term, in all material respects, adhere to and obey any and all written internal rules and regulations governing the conduct of Company's employees, as established or modified from time to time; provided, however, in the event of any conflict between the provisions of this Agreement and any such rules or regulations, the provisions of this Agreement shall control.

     2.2 Location of Service. Notwithstanding the fact that the Company's headquarters are located in Glendale, California area, it is understood and agreed that Executive shall continue to reside in the Dallas/Ft. Worth metropolitan area and that Executive shall spend the majority of his time at the Company's various properties in the ongoing effort to improve the operating performance of such properties.

     2.3 Exclusive Service. Except as otherwise expressly provided herein, Executive shall devote his business time, attention, energies, skills, learning and best efforts to the business of the Company. Executive may participate in social, civic, charitable, religious, business, education or professional associations, so long as such participation does not materially interfere with the duties and obligations of Executive hereunder. This Section 2.3, however, shall not be construed to prevent Executive from making passive outside investments so long as such investments do not require material time of Executive or otherwise interfere with the performance of Executives duties and obligations hereunder. Executive shall not make any investment in an enterprise that competes with Company without the prior written approval of Company after full disclosure of the facts and circumstances; provided, however, that so long as Executive does not utilize material, non-public information this sentence shall not preclude Executive from owning up to one percent (1%) of the securities of a publicly traded entity. During the Term, Executive shall not directly or indirectly work for or provide services to or own an equity interest in any person, firm or entity engaged in the casino gaming, card club or horse racing business. In this regard, Executive acknowledges that the gaming industry is national in scope and that accordingly, this covenant shall apply throughout the United States.

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                                   ARTICLE 3
                                  COMPENSATION

     3.1 Signing Bonus. Upon the execution of this Agreement, Company shall pay to Executive a one-time signing bonus in the amount of Fifteen Thousand Dollars ($15,000).

     3.2 Salary. In consideration for Executive's services hereunder, Company shall pay Executive an annual salary at the rate of Four Hundred Thousand ($400,000) per year during each of the years of the Term; payable in accordance with Company's regular payroll schedule from time to time (less any deductions required for Social Security, state, federal and local withholding taxes, and any other authorized or mandated withholdings).

     3.3 Annual Bonus. Executive shall be entitled to earn a bonus with respect to each year of the Term during which Executive is employed under this Agreement of up to $200,000 per full year, $100,000 of which shall be based upon Company meeting its EBITDA budget (as established by the Board) for the year in question and not exceeding its capital budget for the year and the balance at the discretion of the Board of Directors. For the partial year from the Effective Date through December 31, 2001, Executive shall be paid a bonus of up to $70,000 payable December 31, 2001 provided that Executive is then employed by the Company. For the purposes of determining whether Company has met its EBITDA budget, income and expenses relating to acquisitions and new projects made during the year shall be disregarded unless such acquisition or projects were included in the budget for the year and the budget shall be equitability adjusted for divestitures made during the year not contemplated by the budget. No bonus based on meeting its EBITDA budget will be earned or payable if Company's results are less than those established as target results under its budget. Any such bonus earned by Executive (other than the fixed bonus for 2001) shall be paid annually within ninety (90) days after the conclusion of Company's fiscal year. The amount of and criteria for earning bonuses may be adjusted by mutual agreement of Executive and Company.

     3.4 Stock Options. As an additional element of compensation to Executive, in consideration of the services to be rendered hereunder, Company shall grant to Executive options to purchase 200,000 shares of Company's common stock, 100,000 of which shall have an exercise price equal to the closing price of such stock on August 31, 2001, 50,000 of which shall have an exercise price equal to 120% of the closing price of such stock on August 31, 2001, and 50,000 of which shall have an exercise price equal to 140% of the closing price of such stock on August 31, 2001. Such stock options shall vest over a three (3) year period in three equal installments of 66,666.67 shares beginning on the First Anniversary of the Effective Date, as follows:

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
                         Percentage         # of Shares at        # of Shares at       # of Shares at       Cumulative
                         Initially         8/31/01 Closing       120% of 8/31/01      140% of 8/31/01       Percentage
Date                     Exercisable            Price             Closing Price        Closing Price        Exercisable
First
Anniversary              33.33%                33,334                 16,666              16,666            33.33%

Second
Anniversary              33.33%                33,333                 16,666              16,667            66.67%

Third
Anniversary              33.33%                33,333                 16,667              16,666              100%

     The terms and conditions of such options shall be governed by a Stock Option Agreement between Company and Executive, in the form attached hereto as Exhibit "A".
-----------


                                   ARTICLE 4
                               EXECUTIVE BENEFITS

     4.1 Vacation. Executive shall be entitled to four weeks vacation each calendar year, without reduction in compensation.

     4.2 Company Employee Benefits. Executive shall receive all group insurance and pension plan benefits and any other benefits on the same basis as they are available generally to other senior executives of Company under Company personnel policies in effect from time to time.

     4.3 Benefits. Executives shall receive all other such fringe benefits as Company may offer generally to other senior executives of Company under Company's personnel policies in effect from time to time, such as health and disability insurance coverage and paid sick leave.

     4.4 Indemnification. Executive shall have the benefit of indemnifications as provided under applicable law and bylaws of Company, which indemnification shall continue after the termination of this Agreement for such period as may be necessary to continue to indemnify Executive for his acts during the Term hereof. Company shall cause Executive to be covered by the current policies of directors and officers liability insurance covering directors and officers of Company, copies of which have been provided to Executive, in accordance with their terms, to the maximum extent of the coverage available for any director or officer of Company to be maintained throughout the term of Executive's employment with Company and for such period thereafter as may be necessary to continue to cover acts of Executive during the Term of his employment (provided that Company may substitute therefore, or allow to be substituted therefore,

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policies of at least the same coverage and amounts containing terms and conditions which are, in the aggregate, no less advantageous to the insured in any material respect).

                                   ARTICLE 5
                           REIMBURSEMENT FOR EXPENSES

     Executive shall be reimbursed by the Company for all ordinary and necessary expenses incurred by Executive in the performance of his duties or otherwise in furtherance of the business of Company in accordance with the policies of Company in effect from time to time. Executive shall keep accurate and complete records of all such expenses, including, but not limited to, proof of payment and purpose. Executive shall account fully for all such expenses to Company.

                                   ARTICLE 6
                                  TERMINATION

     6.1 Termination for Cause. Without limiting the generality of Section 6.2, Company shall have the right to terminate Executive's employment, without further obligation or liability to Executive, upon the occurrence of any one or more of the following events, which events shall be deemed terminated for cause.

          6.1.1 Failure to Perform Duties. If Executive neglects or otherwise fails to perform the duties of his employment under this Agreement in a professional and businesslike manner after having received written notice specifying such failure to perform and a reasonable opportunity, not to exceed ten days, to perform or if such performance cannot be completed within such time period, commenced within such time period and diligently pursued to completion as soon as practicable thereafter.

          6.1.2 Willful Breach. If Executive willfully commits a material breach of this Agreement or a material willful breach of his fiduciary duty to Company.

          6.1.3 Wrongful Acts. If Executive is indicted or convicted of a felony or any other serious crime, commits a serious wrongful act or engages in other misconduct involving acts of moral turpitude that would make the continuance of his employment by Company materially detrimental to Company, which determination shall be made in the reasonable exercise of Company's judgment.

          6.1.4 Disability. If Executive is physically or mentally disabled from the performance of a major portion of his duties for a continuous period of 120 days or greater, which determination shall be made in the reasonable exercise of Company's judgment, provided, however, if Executive's disability is the result of a serious health condition as defined by the federal Family and Medical Leave Act (or its California equivalent) ("FMLA"), Executive's employment shall not be terminated due to such disability at any time during or after any period of FMLA-qualified leave except as permitted by FMLA. If there should be a dispute between Company and Executive as to Executive's physical or mental disability for purposes of this Agreement, the question

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shall be settled by the opinion of an impartial reputable physician or psychiatrist agreed upon by the parties or their representatives, or if the parties cannot agree within ten (10) days after a request for designation of such party, then a physician or psychiatrist designated by the Los Angeles County Medical Association. The certification of such physician or psychiatrist as to the questioned dispute shall be final and binding upon the parties herein.

     6.2 Termination Without Cause. Notwithstanding anything to the contrary herein, Company shall have the right to terminate Executive's employment under this Agreement at any time without cause by giving notice of such termination to Executive.

     6.3 Termination by Executive for Good Reason. Executive may terminate his employment under this Agreement on thirty (30) days prior written notice to Company for good reason. For purposes of this Agreement, "good reason" shall mean and be limited to a material breach of this Agreement by Company (including, without limitation, any material reduction in the authority or duties of Executive or any relocation from his current principal residence) and the failure of Company to remedy such breach within thirty (30) days after written notice (or as soon thereafter as practicable so long as it commences effectuation of such remedy within such time period and diligently pursues such remedy to completion as soon as practicable).

     6.4 Termination by Virtue of a Change of Control. Notwithstanding anything to the contrary herein, Company and Executive each shall have the right to terminate Executive's employment under this Agreement upon the occurrence of a Change of Control. A "Change of Control" shall be defined as:

          a. The acquisition by any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "34 Act") (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 under the 34 Act) of 50% or more of either (i) Company's then outstanding common stock ("Outstanding Stock") or (ii) the combined voting power of Company's then outstanding voting securities entitled to vote generally in the election of directors ("Outstanding Voting Securities") other than any acquisition (i) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by it or (ii) by any entity pursuant to transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this definition; or

          b. Individuals who as of the date hereof constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority thereof; provided, however, that any individual becoming a director subsequent to the date hereof whose election or nomination was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered

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             as a member of the Incumbent Board unless his initial assumption of office occurs as a result of an actual or threatened contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies by or on behalf of a Person other than the Board; or

          c. Consummation of a reorganization, merger of consolidation, share exchange or sale or other disposition of all or substantially all of the Company's assets (a "Combination") unless immediately thereafter (i) all or substantially all of the beneficial owners of the Outstanding Stock and Outstanding Voting Securities immediately prior to such Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Combination (including, without limitation, any entity which as a result of such transaction owns the Company or all or substantially all of its assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Combination of the Outstanding Stock and Outstanding Voting Securities, as the case may be, (ii) no Person (excluding any entity resulting from such Combination or any employee benefit plan (or related trust) of the Company or such resulting entity) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the resulting entity or the combined voting power of the then outstanding voting securities of entity except to the extent that such ownership existed prior to the Combination and (iii) at least a majority of the members of the board of directors of the resulting entity were members of the Incumbent Board at the time of the execution of the initial agreement or the action of the Board providing for such Combination; or

          d. Approval by the shareholders of the Company's complete liquidation or dissolution.

     6.5 Effectiveness on Notice. Any termination under this Section 6 shall be effective upon receipt of notice by Executive or Company, as the case may be, of such termination or upon such other later date as may be provided herein or specified by Company or Executive in the notice (the "Termination Date").

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     6.6  Effect of Termination.

          6.6.1 Payment of Salary and Expenses Upon Termination. If the Term of this agreement is terminated, all benefits provided to Executive by Company hereunder shall thereupon cease and Company shall pay or cause to be paid to Executive all accrued but unpaid salary and vacation benefits. In addition, promptly upon submission by Executive of his unpaid expenses incurred prior to the Termination Date and owing to Executive pursuant to Article 5, reimbursement for such expenses shall be made.

          6.6.2 Termination for Disability. In the event of a termination under Section 6.1.4 (for disability), Executive may be eligible for benefits under the California State Disability Insurance program for his first six months of disability. In addition, Executive shall be eligible for the benefits provided under any long-term disability insurance policy which Company may have as in effect from time to time. Eligibility and benefits with regard to either insurance program shall be governed by the provisions of the insurance program or policy and shall not be the responsibility of Company.

          6.6.3 Termination Without Cause or Termination by Executive for Good Reason. If Company terminates Executive without cause or Executive terminates for good reason under Section 6.3 only, the following shall apply:

                 a. So long as Executive does not compete with Company, or its subsidiaries in the gaming business prior to the end of the Term, Executive shall be entitled to receive an amount equal to $400,000 per year through the end of the Term (e.g. if there were three (3) months left in the Term, Executive would be entitled to $100,000), payable in accordance with Company's regular salary payment schedule from time to time, plus any amounts payable under Section
                     6.5.1 above, plus a continuation of health and disability insurance coverage for a period of six (6) months after termination, at Company's expense. Should Executive compete with Company or its subsidiaries prior to the end of the Term, Executive shall not be entitled to receive any additional payments from Company with respect to periods after commencement of such competitive activities under this Section 6.6.3 and all such obligations shall be extinguished.

                 b. In addition to those already vested, all unvested stock options that would have vested on future Anniversary Dates of this Agreement shall be deemed immediately and fully vested and exercisable by Executive; and

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                 c.  The "Covenant Not to Compete" set forth in Section 7.4 below shall not apply in any respect to Executive (except as the same may affect his entitlement to payments under
                     Section 6.6.3(a) hereof) and the term of the "No Hire Away Policy" in Section 7.6 shall be limited to six months from the date of termination.

          6.6.4 Termination by Virtue of a Change of Control. If Company or Executive terminates this Agreement in connection with a Change of Control under
Section 6.4 hereof, the foregoing shall apply:

                 a. Executive shall be entitled to receive an amount equal to the greater of (i) one full year's salary plus the maximum bonus payable to Executive pursuant to Section 3.3 hereof, or (ii) all salary plus the maximum bonus payable to Executive under this Agreement through the remainder of the Term.

                 b. In addition to those already vested, all unvested stock options shall be deemed immediately and fully vested and exercisable by Executive;

                 c. "The Covenant Not to Compete" set forth in Section 7.4 shall not apply in any respect to Executive and the terms of the "No Hire Away Policy" in Section 7.6 shall be limited to six months from the date of termination; and

                 d. Executive shall be entitled to a continuation of health, life and disability insurance coverage for a period of one
                     (1) year after termination, at Company's expense.

          In the event the Company has executed a definitive agreement with respect to a contemplated Change of Control but such Change of Control has not been consummated prior to the termination of this Agreement, then Executive shall be entitled to receive the benefits contemplated in Sections 6.6.4(a), (b) and (d) if, and at such time as, the Change of Control is consummated.

     6.7 Suspension. In lieu of terminating Executive's employment hereunder for cause under Section 6.1, Company shall have the right, at its sole election, to suspend the operation of this Agreement during the continuance of events or circumstances under Section 6.1 for an aggregate of not more than thirty (30) days during the Term (the "Default Period") by giving Executive written notice of Company's election to do so at any time during the Default Period. Company shall have the right to extend the Term beyond its normal expiration date by the period(s) of any suspension(s). Company's exercise of its right to suspend the operation of this Agreement shall not preclude Company from subsequently terminating Executive's employment hereunder. Executive

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shall not render services to any other person, firm or corporation in the casino business during any period of suspension. Executive shall be entitled to continue compensation pursuant to the provisions hereof during the Default Period.

     6.8 DEFRA Limitation. The payments that Executive shall be entitled to receive hereunder and upon the exercise of his stock options shall in all events be limited by the provisions of Section 280G of the Internal Revenue Code ("Code") and the regulations thereunder (or their then equivalents) and no payment shall be made that would have the result of limiting the deductibility of such payments by Company or that would result in the imposition of an excise tax under Section 4999 of the Code.

     6.9 Exercisability of Options. As provided in the Option Agreement, all options terminate no later than ninety (90) days after the termination, regardless of the cause of such termination.

                                   ARTICLE 7
                                CONFIDENTIALITY

     7.1. Nondisclosure of Confidential Material. In the performance of his duties, Executive may have access to confidential records, including, but not limited to, development, marketing, organizational, financial, managerial, administrative and sales information, data, specifications and processes presently owned or at any time hereafter developed or used by Company or its agents or consultants that is not otherwise part of the public domain (collectively, the "Confidential Material"). All such Confidential Material is considered secret and is disclosed to Executive in confidence. Executive acknowledges that the Confidential Material constitutes proprietary information of Company which draws independent economic value, actual or potential, from not being generally known to the public or to other persons who could obtain economic value from its disclosure or use, and that Company has taken efforts reasonable under the circumstances, of which this Section 7.1 is an example, to maintain its secrecy. Except in the performance of his duties to Company or as required by a court order, Executive shall not, directly or indirectly for any reason whatsoever, disclose, divulge, communicate, use or otherwise disclose any such Confidential Material, unless such Confidential Material ceases to be confidential because it has become part of the public domain (not due to a breach by Executive of his obligations hereunder). Executive shall also take all reasonable actions appropriate to maintain the secrecy of all Confidential Information. All records, lists, memoranda, correspondence, reports, manuals, files, drawings, documents, equipment, and other tangible items (including computer software), wherever located, incorporating the Confidential Material, which Executive shall prepare, use or encounter, shall be and remain Company's sole and exclusive property and shall be included in the Confidential Material. Upon termination of this Agreement, or whenever requested by Company, Executive shall promptly deliver to Company any and all of the Confidential Material, not previously delivered to Company, that is in the possession or under the control of Executive.

     7.2 Assignment of Intellectual Property Rights. Any ideas, processes, know-how, copyrightable works, maskworks, trade or service marks, trade secrets,

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inventions, developments, discoveries, improvements and other matters that may be protected by intellectual property rights, that relate to Company's business and are the results of Executive's efforts during the Term (collectively, the "Executive Work Product"), whether conceived or developed alone or with others, and whether or not conceived during the regular working hours of Company, shall be deemed works made for hire and are the property of Company. In the event that for whatever reason such Executive Work Product shall not be deemed a work made for hire, Executive agrees that such Executive Work Product shall become the sole and exclusive property of Company, and Executive hereby assigns to Company his entire right, title and interest in and to each and every patent, copyright, trade or service mark (including any attendant goodwill), trade secret or other intellectual property right embodied in Executive Work Product. Company shall also have the right, in its sole discretion to keep any and all of the Executive Work Product as Company's Confidential Material. The foregoing work made for hire and assignment provisions are and shall be in consideration of this agreement of employment by Company, and no further consideration is or shall be provided to Executive by Company with respect to these provisions. Executive agrees to execute any assignment documents Company may require confirming Company's ownership of any of the Executive Work Product. Executive also waives any and all moral rights with respect to any such works, including without limitation any and all rights of identification of authorship and/or rights of approval, restriction or limitation on use or subsequent modifications. Executive promptly will disclose to Company any Executive Work Product.

     7.3 No Unfair Competition After Termination of Agreement. Executive hereby acknowledges that the sale or unauthorized use or disclosure of any of Company's Confidential Material obtained by Executive by any means whatsoever, at any time before, during or after the Term shall constitute unfair competition. Executive shall not engage in any unfair competition with Company either during the Term or at any time thereafter.

     7.4 Covenant Not to Compete. In the event this Agreement is terminated by Company for cause under Section 6.1 above, or by Executive, for a reason other than one specified in either Section 6.3 or 6.4 above, then for a period of one year after the effective date of such termination, Executive shall not, directly or indirectly, work for or provide services to or own an equity interest in any person, firm or entity engaged in the casino gaming, card club or horseracing business which competes against Company in any "market" in which Company owns or operates a casino, card club or horseracing facility. For purposes of this Agreement, "market" shall be defined as the area within a 100 mile radius of any casino, card club or horseracing facility owned or operated by Company.

     7.5 No Hire Away Policy. In the event this Agreement is terminated prior to the normal expiration of the Term, either by Company for cause under 6.1 above, or by Executive, for a reason other than one specified in either Section
6.3 or 6.4 above, then for a period of one year after the effective date of such termination, Executive shall not, directly or indirectly, hire any person known to Executive to be an employee of Company or any of its subsidiaries (or any person known to Executive to have been such an

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employee within six months prior to such occurrence). In the case of a termination under Sections 6.2 and 6.3, the period of the No Hire Away Policy shall be six months from the date of such termination.

     7.6 No Solicitation. During the Term and for a period of one year thereafter, or for a period of one year after earlier termination of this Agreement prior to expiration of the Term, and regardless of the reason for such termination (whether by Company or Executive), Executive shall not directly or indirectly solicit any employee of Company or any of its subsidiaries (or any person who was such an employee within six months prior to such occurrence) or encourage any such employee to leave the employment of Company or any of its subsidiaries.

     7.7 Non-Solicitation of Customers. During the Term and for a period of two years thereafter, or for a period of two years after the earlier termination of this Agreement prior to the expiration of the Term, and regardless of the reason for such termination (whether by Company or Executive), Executive shall not directly or indirectly use customer lists or confidential information to solicit any customers of Company or its subsidiaries or any of their respective casinos or card clubs, or knowingly encourage any such customers to leave Company's casinos or card clubs or knowingly encourage any such customers to use the facilities or services of any competitor of Company or its subsidiaries.

     7.8 Irreparable Injury. The promised service of Executive under this Agreement and the other promises of this Article 7 are of special, unique, unusual, extraordinary, or intellectual character, which gives them peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in an action at law.

     7.9 Remedies for Breach. Executive agrees that money damages will not be a sufficient remedy for any breach of the obligations under this Article 7 and
Article 2 hereof and that Company shall be entitled to injunctive relief (which shall include, but not be limited to, restraining Executive from directly or indirectly working for or having an ownership interest in any person engaged in the casino, gaming or horseracing businesses in any market in which Company or its affiliates owns or operates any such business, using or disclosing the Confidential Material) and to specific performance as remedies for any such breach. Executive agrees that Company shall be entitled to such relief, including temporary restraining orders, preliminary injunctions and permanent injunctions, without the necessity of proving actual damages and without the necessity of posting a bond or making any undertaking in connection therewith. Any such requirement of a bond or undertaking is hereby waived by Executive and Executive acknowledges that in the absence of such a waiver, a bond or undertaking might otherwise be required by the court. Such remedies shall not be deemed to be the exclusive remedies for any breach of the obligations in this
Article 7, but shall be in addition to all other remedies available at law or in equity.

                                   ARTICLE 8
                                  ARBITRATION

     In the event there is any dispute between Executive and Company which the parties are unable to resolve themselves, including any dispute with regard to the application, interpretation or validity of this Agreement or any dispute with regard to any aspect of Executive's employment or the termination of Executive's employment, both Executive and Company agree by entering into this Agreement that the exclusive remedy for determining any such dispute, regardless of its nature, will be by arbitration in accordance with the then applicable rules of the American Arbitration Association; provided, however, the breach of the obligation to provide services under this Agreement or of the obligations of
Article 7 may be enforced by an action for injunctive relief and damages in a court of competent jurisdiction. In the event of any conflict between this Agreement and the rules of the American Arbitration Association, the provisions of this Agreement shall be determinative. In the event the parties are unable to agree upon an arbitrator, the parties shall select a single arbitrator from a list designated by the Los Angeles Office of the American Arbitration Association of seven arbitrators all of whom shall be retired judges of the Superior of appellate courts resident in Los Angeles who are members of the "Independent List" of retired judges. If the parties are unable to select an arbitrator from the list provided by the American Arbitration Association, then the parties shall each strike names alternatively from the list, with the first to strike being determined by lot. After each party has used three strikes, the remaining name on the list shall be the arbitrator. This agreement to resolve any disputes by binding arbitration shall extend to claims against any shareholder or partner of Company, any brother-sister company, parent, subsidiary or affiliate of Company, any officer, director, employee, or agent of Company, or of any of the above, and shall apply as well to claims arising out of state and federal statutes and local ordinances as well as to claims arising under the common law. Unless mutually agreed by the parties otherwise, any arbitration shall take place in Los Angeles County, California. In the event the parties are unable to agree upon a location for the arbitration, the location within Los Angeles County shall be determined by the arbitrator. The prevailing party in such arbitration proceeding, as determined by the arbitrator, and in any enforcement or other court proceedings, shall be entitled to the extent permitted by law, to reimbursement from the other party for all of the prevailing party's costs (including but not limited to the arbitrator's compensation), expenses and attorneys' fees.

                                   ARTICLE 9
                               LOANS TO EXECUTIVE

     9.1 Purchase of Company Stock. Executive agrees to acquire, on or before the Effective Date, at least 50,000 shares of the Company's common stock on the open market. In order to assist Executive in acquiring such common stock, Company agrees to lend to Executive, up to $300,000 on the following terms:

          a.  The loan maturity date shall be December 31, 2002;

          b. The loan shall bear interest at the prime rate as set forth in the "Money Rates" section of the Wall Street Journal;

          c. The loan shall be evidenced by a Promissory Note executed by Executive in favor of Company in the form of that attached hereto as Exhibit "B"; and
                 ----------

          d. The loan shall be secured by a pledge of the Company stock purchased by Executive by the Security Pledge Agreement in the form of that attached hereto as Exhibit "C".
                                              ----------

     9.2 Tax Loans. In the event, during the Term (i) Executive exercises any of the options specified in Section 3.4 hereof, (ii) such exercise triggers a federal or state tax liability, and (iii) Executive does not concurrently with such option exercise sell the stock received by exercising the option, then, upon the request of Executive, the Company will lend Executive the monies to pay such tax liability on terms and conditions mutually agreeable to Executive and Company, but similar to those set forth in Section 9.1 above.


                                   ARTICLE 10
                                 MISCELLANEOUS

     10.1 Amendments. The provisions of this Agreement may not be waived, altered, amended or repealed in whole or in part except by the signed written consent of the parties sought to be bound by such waiver, alteration, amendment or repeal.

     10.2 Entire Agreement. This Agreement and the nonqualified Option Amendment of even date herewith constitutes the total and complete agreement of the parties and supersedes all prior and contemporaneous understandings and agreements heretofore made, and there are no other representations, understandings or agreements.

     10.3 Counterparts. This Agreement may be executed in one of more counterparts, each of which shall be deemed and original, but all of which shall together constitute one and the same instrument.

     10.4 Severability. Each term, covenant, condition or provision of this Agreement shall be viewed as separate and distinct, and in the event that any such term, covenant, condition or provision shall be deemed by an arbitrator or a court of competent jurisdiction to be invalid or unenforceable, the court or arbitrator finding such invalidity or unenforceability shall modify or reform this Agreement to give as much effect as possible to the terms and provisions of this Agreement. Any term or provision which cannot be so modified or reformed shall be deleted and the remaining terms and provisions shall continue in full force and effect.

     10.5 Waiver or Delay. The failure or delay on the part of Company, or Executive to exercise any right or remedy, power or privilege hereunder shall not operate as a waiver thereof. A waiver, to be effective, must be in writing and signed by the party making the waiver. A written waiver of default shall not operate as a waiver of any other default or of the same type of default on a future occasion.

     10.6 Successors and Assigns. This Agreement shall be binding on and shall inure to the benefit of the parties to it and their respective heirs, legal representatives, successors and assigns, except as otherwise provided herein.

     10.7 No Assignment or Transfer by Executive. Neither this Agreement nor any of the rights, benefits, obligations or duties hereunder may be assigned or transferred by Executive. Any purported assignment or transfer by Executive shall be void.

     10.8 Necessary Acts. Each party to this Agreement shall perform any further acts and execute and deliver any additional agreements, assignments or documents that may be reasonably necessary to carry out the provisions or to effectuate the purpose of this Agreement.

     10.9 Governing Law. This Agreement and all subsequent agreements between the parties shall be governed by and interpreted, construed and enforced in accordance with the laws of the State of California.

     10.10 Notices. All notices, requests, demands and other communications to be given under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service, if personally served on the party to whom notice is to be given, or 48 hours after mailing, if mailed to the party to whom notice is to be given by certified or registered mail, return receipt requested, postage prepaid, and properly addressed to the party at his address set forth as follows or any other address that any party may designate by written notice to the other parties:

     To Executive:       Wade Hundley
                         1604 Noble Way
                         Flower Mound, TX 75022

     To Company:         Pinnacle Entertainment, Inc.
                         330 N. Brand Boulevard, Suite 1100
                         Glendale, CA 91203-2309
                         Attn :  Loren Ostrow

     with copy to:       Irell & Manella
                         1800 Avenue of the Stars, Suite 900
                         Los Angeles, Ca 90067-4276
                         Attn:  Al Segel

     10.11 Headings and Captions. The headings and captions used herein are solely for the purpose of reference only and are not to be considered as construing or interpreting the provisions of this Agreement.

     10.12 Construction. All terms and definitions contained herein shall be construed in such a manner that shall give effect to the fullest extent possible to the express or implied intent of the parties hereby.

     10.13 Counsel. Executive has been advised by Company that he should consider seeking the advice of counsel in connection with the execution of this Agreement and Executive has had an opportunity to do so. Executive has read and understands this Agreement, and has sought the advice of counsel to the extent he has determined appropriate.

     10.14 Withholding of Compensation. Executive hereby agrees that Company may deduct and withhold from the compensation or other amounts payable to Executive hereunder or otherwise in connection with Executive's employment any amounts required to be deducted and withheld by Company under the provisions of any applicable Federal, state and local statute, law, regulation, ordinance or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

EXECUTIVE                                  COMPANY

/s/ Wade Hundley                           PINNACLE ENTERTAINMENT, INC.
--------------------------------           a Delaware corporation
WADE HUNDLEY
Social Security No:  ###-##-####           By:  /s/ Paul Alanis
                                               -------------------------
                                           Its: Chief Executive Officer
                                               -------------------------

                                  EXHIBIT "A"

                      NONQUALIFIED STOCK OPTION AGREEMENT

     This NONQUALIFIED STOCK OPTION AGREEMENT is made as of the ____ day of ________, 2001, between PINNACLE ENTERTAINMENT, INC., and WADE HUNDLEY ("Optionee"). All capitalized terms not specifically defined herein shall have the meanings set forth in the Company's 1996 Stock Option Plan (the "Plan").

                                R E C I T A L S
                                ---------------

     A. Pursuant to the Plan, the Compensation Committee of the Board of Directors (the "Committee") has determined that it is to the advantage and in the best interests of the Company and its stockholders to grant a nonqualified stock option to Optionee covering 200,000 shares of the Company's Common Stock, in order to more closely align the Optionee's interests with those of other stockholders of the Company, and has approved the execution of this Nonqualified Stock Option Agreement between the Company and Optionee.

     B. The option granted hereby is not intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE 1  Grant of Option.  The Company grants to Optionee the right and
           ---------------
option ("Option") to purchase on the terms and conditions hereinafter set forth, all or any part of an aggregate of two hundred thousand (200,000) shares of Common Stock, 100,000 at the closing price of such stock as of August 31, 2001, 50,000 of which at 120% of the closing price of such stock as of August 31, 2001 and 50,000 at 140% of the closing price of such stock as of August 31, 2001.
The Option shall be exercisable from time to time in accordance with the provisions of this Agreement during a period expiring on the tenth anniversary of the date of this Agreement (the "Expiration Date") or earlier in accordance with Section 5 hereof.

ARTICLE 2  Vesting.  No portion of this Option shall vest prior to the dates
           -------
indicated below. Subject to Section 5 hereof, on or after the date of grant and the following anniversary dates of this Agreement this Option may be exercised up to the indicated percentage of shares covered by this Option:

                         Percentage         # of Shares at        # of Shares at       # of Shares at       Cumulative
                         Initially         8/31/01 Closing       120% of 8/31/01      140% of 8/31/01       Percentage
Date                     Exercisable            Price             Closing  Price       Closing Price        Exercisable
First
Anniversary              33.33%                33,334                 16,666              16,666            33.33%

Second
Anniversary              33.33%                33,333                 16,666              16,667            66.67%

Third
Anniversary              33.33%                33,333                 16,667              16,666              100%

Subject to earlier termination under Section 5 hereof, at any time after the third anniversary date of this Agreement, but no later than the Expiration Date, Optionee may purchase all or any part of the shares subject to this Option which Optionee theretofore failed to purchase. In each case the number of shares which may be purchased shall be calculated to the nearest full share.

ARTICLE 3  DEFRA Limitation.  The payments that Optionee shall be entitled
           ----------------
to receive upon the exercise of the options covered hereby and under his employment agreement, if any, shall in all events be limited by the provisions of Section 280G of the Code and the regulations thereunder (or their then equivalents) and no payment shall be made (and no option vesting accelerated) that would have the result of limiting the deductibility of such payments by the Company or that would result in the imposition of an excise tax under Section 4999 of the Code on the Optionee.

ARTICLE 4  Manner of Exercise.  Each exercise of this Option shall be by
           ------------------
means of a written notice of exercise delivered to the Company, specifying the number of shares to be purchased and accompanied by payment to the Company (x) of the full purchase price of the shares to be purchased (i) in cash or by certified, cashier's or (as funds clear) personal check payable to the order of the Company, or (ii) by delivery of shares of Common Stock of the Company which have been owned by the Optionee for over six months and which are in the possession of the Optionee, or a combination thereof, and (y) of any required withholding taxes (as contemplated by Section 7 hereof) in cash or by certified, cashier's or (as funds clear) personal check payable to the order of the Company. This Option may not be exercised for a fraction of a share and no partial exercise of this Option may be for less than (i) one hundred (100) shares or (ii) the total number of shares then eligible for exercise, if less than one hundred (100) shares.

           This Option may be exercised (i) during the lifetime of the Optionee only by the Optionee; (ii) to the extent permitted by the Committee or by the terms of this

Agreement, Optionee's spouse if such spouse obtained the Option pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder ("Qualified Domestic Relations Order"); and (iii) after the Optionee's death by his or her transferees by will or the laws of descent or distribution, and not otherwise, regardless of any community property interest therein of the spouse of the Optionee, or such spouse's successors in interest. If the spouse of the Optionee shall have acquired a community property interest in this Option, the Optionee, or the Optionee's permitted successors in interest, may exercise the Option on behalf of the spouse of the Optionee or such spouse's successors in interest.

ARTICLE 5  Cessation of Services, Death or Permanent Disability.  If the
           ----------------------------------------------------
Optionee ceases to be employed by or provide services to the Company or one of its subsidiaries for any reason other than the Optionee's death, "permanent disability" (within the meaning of Section 22(e)(3) of the Code) or termination for "Cause" (as defined below), the Option shall be exercisable until the earlier of (i) the Expiration Date or (ii) a date one (1) month after the Optionee ceases to be employed by or provide services to the Company or one of its subsidiaries, but only to the extent the Option was exercisable on the date of the cessation of employment or services, and shall thereafter expire and be void and of no further force or effect. The employment or other relationship of the Optionee to the Company or any subsidiary shall be deemed to continue during any leave of absence which has been authorized in writing by the Committee.

           If the Optionee dies or becomes "permanently disabled" while the Optionee is employed by or providing services to the Company or any of its subsidiaries, the Option shall be exercisable until the earlier of (i) the Expiration Date or (ii) a date six (6) months after the date of such death or "permanent disability", but only to the extent the Option was exercisable on the date of death or "permanent disability", and shall thereafter expire and be void and of no further force or effect. During such period after death, any vested, unexercised portion of the Option may be exercised by the person or persons to whom the Optionee's rights under the Option shall pass by reason of the death of the Optionee, whether by will or by the applicable laws of descent and distribution.

           If the Optionee is terminated for Cause, either as an employee of or as a provider of services to the Company or one of its subsidiaries, then the Option shall terminate immediately and be void and of no further force or effect and may not be exercised for any reason. For purposes of this Agreement, the Optionee shall be deemed to have been terminated for "Cause" if such termination was as a result of any one or more of the following, as determined in good faith by the Board of Directors, President or Executive Vice President of the Company:
The Optionee's (a) gross neglect or gross misconduct in performing his or her duties, (b) willful refusal to follow directions given by his or her supervisor(s) from time to time, provided that such directions are within the scope of the Optionee's duties, (c) misuse of alcoholic drinks or narcotics, (d) inexcusable repeated or prolonged absence from work, (e) being charged with the commission of a felony or other serious crime, (f) dishonesty or commission of a theft or defalcation against the Company or one of its subsidiaries, or (g) commission of a wrongful act that would make the continuance of the Optionee's employment or services detrimental to the Company or one of its subsidiaries.

           If the Optionee is terminated for Cause, the Company shall have the option, exercisable within ninety (90) days of termination, to repurchase any shares of Common Stock acquired by the Optionee through the exercise of this Option during the twelve-month period immediately preceding such termination and which are still held by the Optionee. The repurchase price per share payable by the Company shall be the exercise price paid by the Optionee as specified in
Section 1 hereof, plus interest at the rate of ten percent (10%) per annum from the date of payment of the exercise price by the Optionee. Certificates representing the shares of Common Stock acquired by the Optionee pursuant to the exercise of this Option may bear a legend regarding the Company's repurchase option.

           Any unvested portion of the Option at the date of cessation of employment or of provision of services, whether or not for Cause, or of death or permanent disability, as the case may be, shall immediately be cancelled and shall not be exercisable.

ARTICLE 6  Shares to be Issued in Compliance with Federal Securities and
           -------------------------------------------------------------
Other Applicable Laws and Exchange Rules.  By accepting the Option, Optionee
----------------------------------------
represents and agrees, for Optionee and his or her legal successors (by will or the laws of descent and distribution or through a Qualified Domestic Relations Order), that none of the shares purchased upon exercise of the option will be acquired with a view to any sale, transfer or distribution of said shares in violation of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder, any applicable state "blue sky" laws or any applicable foreign laws. If required by the Committee at the time the Option is exercised, Optionee or any other person entitled to exercise the Option shall furnish evidence satisfactory to the Company (including a written and signed representation) to such effect in form and substance satisfactory to the Company, including an indemnification of the Company in the event of any violation of the Securities Act, state blue sky laws or any applicable foreign laws by such person.

           No shares shall be issued and delivered upon the exercise of any option unless and until there shall have been full compliance with all applicable requirements of the Securities Act (whether by registration or satisfaction of exemption conditions), all applicable listing requirements of any principal securities exchange on which shares of the same class are then listed and any other requirements of law (including without limitation state blue sky laws) or of any regulatory bodies having jurisdiction over such issuance and delivery.

ARTICLE 7  Withholding of Taxes.  Upon the exercise of this Option, the
           --------------------
Company shall have the right to require Optionee or Optionee's legal successor to pay the Company the amount of any taxes which the Company may be required to withhold with respect to such shares.

ARTICLE 8  No Assignment.  This Option and all other rights and privileges
           -------------
granted hereby shall not be transferred, assigned, pledged or hypothecated, either voluntarily or by operation of law otherwise than by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order. Upon any attempt to so transfer, assign, pledge, hypothecate or otherwise dispose of this Option or any other right or privileges granted hereby contrary to the provisions hereof, this Option and all rights and privileges contained herein shall immediately become null and void and of no further force or effect.

ARTICLE 9  Adjustment for Reorganizations, Stock Splits, etc.  If the
           -------------------------------------------------
outstanding shares of Common Stock of the Company (or any other class of shares or securities which shall have become issuable upon the exercise of this Option pursuant to this sentence) are increased or decreased or changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares or securities receivable upon the exercise of this Option, without change in the aggregate purchase price applicable to the unexercised portion of this Option, but with a corresponding adjustment in the price for each share or other unit of any security covered by this Option.

Upon (i) the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation,
(ii) a sale of substantially all the property or more than eighty percent (80%) of the then outstanding stock of the Company to another corporation, or (iii) if the majority of any class of directors be comprised of individuals who were not either nominated by the then existing Board of Directors or had not been appointed by the then existing Board of Directors (any of the foregoing, a "Corporate Transaction"), subject to the following sentence, the Plan and this Option shall terminate and be of no further force and effect. Notwithstanding the foregoing, the Committee shall provide in writing in connection with any such transaction for any or all of the following alternatives: (i) for this Option to become immediately exercisable in full notwithstanding the provisions of Sections 2 and 4 hereof; (ii) for the assumption by the successor corporation of this Option or the substitution by such corporation for this Option of new options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; or (iii) for the payment in cash or stock at the option of the Committee in lieu of and in complete satisfaction of this Option. The Optionee may exercise the Option subject to the consummation of a Corporate Transaction.

           Adjustments under this Section 9 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under this Option on any such adjustment.

ARTICLE 10 Participation by Optionee in Other Company Plans.  Nothing herein
           ------------------------------------------------
contained shall affect the right of Optionee to participate in and receive benefits under and in accordance with the then current provisions of any pension, insurance, profit sharing or other employee welfare plan or program of the Company or of any subsidiary of the Company.

ARTICLE 11 No Rights as a Stockholder Until Issuance of Stock Certificate.
           --------------------------------------------------------------
Neither Optionee nor any other person legally entitled to exercise this Option shall be entitled to any of the rights or privileges of a stockholder of the Company in respect of any shares issuable upon any exercise of this Option unless and until a certificate or certificates representing such shares shall have been actually issued and delivered to Optionee.

ARTICLE 12 Not an Employment or Service Contract.  Nothing herein contained
           -------------------------------------
shall be construed as an agreement by the Company or any of its subsidiaries, express or implied, to employ Optionee or contract for Optionee's services, to restrict the Company's or such subsidiary's right to discharge Optionee or cease contracting for Optionee's services or to modify, extend or otherwise affect in any manner whatsoever, the terms of any employment agreement or contract for services which may exist between Optionee and the Company or any of its subsidiaries.

ARTICLE 13 Agreement Subject to Stock Option Plan.  The Option hereby granted is
           --------------------------------------
subject to, and the Company and Optionee agree to be bound by, all of the terms and conditions of the Plan, as the same shall be amended from time to time in accordance with the terms thereof, but no such amendment shall adversely affect Optionee's rights under this Option without the prior written consent of Optionee.

ARTICLE 14 Governing Law.  The interpretation, performance and enforcement of
           -------------
this Agreement shall be governed by the internal substantive laws of the State of Delaware, without regard to the conflict of laws provisions of that or any other State.

                              PINNACLE ENTERTAINMENT, INC.

                              By:
                                 ---------------------------------
                              Its: Senior Vice President & CFO

                              OPTIONEE


                              ------------------------------------
                              WADE HUNDLEY

                                SPOUSAL CONSENT

     By his or her signature below, the spouse of the Optionee agrees to be bound by all of the terms and conditions of the foregoing Option Agreement.

                              OPTIONEE'S SPOUSE

                              ______________________________
                              Signature

                              ______________________________
                              Print Name

                                  EXHIBIT "B"

                                PROMISSORY NOTE



____________, 2001                                                $300,000
Los Angeles, California



          FOR VALUE RECEIVED, the receipt and sufficiency of which are hereby acknowledged, WADE HUNDLEY, an individual and MARGO HUNDLEY, an individual (collectively "Maker"), hereby promises to pay PINNACLE ENTERTAINMENT, INC. ("Holder") or order, the principal amount of THREE HUNDRED THOUSAND ($300,000) or the lesser amount advanced pursuant hereto as evidenced by entries of such advances on the "Schedule of Advances" attached hereto, with interest on the
                 --------------------
unpaid principal balance outstanding from time to time, computed at the prime rate of interest as set forth in the "Money Rates" section of the Wall Street Journal.

          All advances pursuant to this Note shall be evidenced by entries thereof on the Schedule of Advances attached hereto. Maker agrees that Holder shall not be obligated to make further advances pursuant to this Note, and that all further advances pursuant hereto shall be at the sole discretion of Holder.

          1.  Payment of Principal and Interest.  The original principal amount
              ---------------------------------
of this Note, together with all accrued and unpaid interest thereon shall become due and payable on the earlier of (i) December 31, 2002, or (ii) the date as of which the collateral pledged as security for repayment of this Note is disposed of in any manner whatsoever to repay this Note. The foregoing notwithstanding, all amounts owing under this Note shall become immediately due and payable upon the filing of any petition by or against Maker under bankruptcy laws.

          2.  Manner of Payment.  All amounts payable hereunder shall be payable
              -----------------
in lawful money of the United States of America to Holder at 330 N. Brand Boulevard, Suite 1100, Glendale, CA 91203-2308, or such other place as may be designated by Holder, without any deduction or setoff.

          3.  Related Agreements.  This Note is the "Note" referred to in that
              ------------------
certain Employment Agreement of even date herewith, between Maker and Holder, which Employment Agreement provides for certain pledges as collateral security for Maker's obligations under this Note.

          4.  Events of Default.  If Maker fails to pay any amounts under this
              -----------------
Note as and when due, then Holder may, in its sole discretion, declare all principal, interest and other indebtedness evidenced by this Note to be immediately due and payable without any presentment, demand, protest or notice of any kind to Maker (which presentment, demand, protest or notice are hereby expressly waived by Maker), and Holder shall be entitled to exercise any and all remedies available to it at law, in equity or otherwise. Should suit be commenced to collect any amounts due under this Note, Holder shall be entitled to recover all attorney's fees and costs it incurs in collecting such amount.

          5.  Governing Law.  This Note shall be governed by and construed in
              -------------
accordance with the internal laws of the State of California.



                                      "MAKER"

                                      ______________________________________
                                      WADE HUNDLEY


                                      ______________________________________
                                      MARGO HUNDLEY

                              SCHEDULE OF ADVANCES
                                      AND
                       PAYMENTS OF PRINCIPAL AND INTEREST


Date                   Amount of               Amount of           Amount of Interest      Unpaid Principal
                       Advance                 Principal Paid or   Paid                    Balance of
                                               Prepaid                                     Advances
---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

                                  EXHIBIT "C"

                               SECURITY AGREEMENT


          THIS SECURITY AGREEMENT is made as of the ____ day of ________, 2001, by and between the undersigned (collectively "Borrower") and PINNACLE ENTERTAINMENT, INC., a Delaware limited liability company ("Secured Party").

     1.   GRANT OF SECURITY INTEREST.
          --------------------------

          Borrower hereby grants, transfers and conveys to Secured Party a security interest in and lien upon all, right, title and interest of Borrower in the following property and interests in property, whether now owned and existing or hereafter acquired and arising, and wherever located (such property and interests in property being, collectively, the "Collateral"):

          a.      all of the stock of the Secured Party owned by Borrower; and

          b. any cash or other proceeds or products of the foregoing, including any cash, securities, instruments and other property from time to time paid, payable or otherwise distributed in respect of or in exchange for any or all of the foregoing, whether or not any of the foregoing shall constitute accounts or general intangibles under the Uniform Commercial Code;

for the purpose of securing any and all present and future obligations and liabilities of Borrower under that certain promissory note to Secured Party dated of even date herewith (the "Note").


     2.   COVENANTS AND CONTINUING AGREEMENTS.
          -----------------------------------

          a.      Transfer of Collateral.  Without the prior written consent of
                  ----------------------
Secured Party, Borrower will not, nor will it attempt to, Transfer any interest in the Collateral or any part thereof so long as any obligation of Borrower to Secured Party under Borrower's Note, this Security Agreement, or any related documents (the "Loan Documents") is outstanding. Upon a Transfer by Borrower of any interest in the Collateral, Borrower shall be obligated to apply any cash proceeds of a Transfer of an interest in the Collateral first toward paying the amount of any accrued but unpaid interest on the Note, and, thereafter, toward paying the outstanding principal balance due under the Note.

          b.      Cooperation of Borrower.  Borrower shall execute and deliver,
                  -----------------------
upon request by Secured Party, any notice, statement, instrument, document, agreement or other paper and shall perform upon request by Secured Party, any act which Secured Party deems necessary to create, perfect, preserve, validate or otherwise protect any security interest granted pursuant hereto, or to enable Secured Party to exercise and enforce his rights hereunder with respect to his security interest.

          c.      Prohibited Transactions.  Borrower shall not enter into any
                  -----------------------
transaction that materially and adversely affects the Collateral or Borrower's ability to repay the amount due under the Note.

          d.      Duty of Care with Respect to Collateral.  Secured Party shall
                  ---------------------------------------
have no duty of care with respect to the Collateral, except that Secured Party shall exercise reasonable care with respect to any Collateral in its custody. Secured Party shall be deemed to have exercised reasonable care if Collateral in his custody is accorded treatment substantially equal to that which Secured Party accords his own property, or if Secured Party takes any action requested by Borrower with respect to the Collateral; provided, however, that no failure to comply with any such request of Borrower or omission to do any such act requested by Borrower shall be deemed a failure to exercise reasonable care, nor shall Secured Party's failure to take steps to preserve rights against any third parties or property be deemed a failure to exercise reasonable care with respect to Collateral in his custody.

          e.      Voting Rights.  Secured Party hereby acknowledges that, so
                  -------------
long as no Event of Default (as defined below) shall have occurred and be continuing, Borrower shall retain the right to exercise all voting, consensual and other powers of ownership pertaining to the Membership Interest held by Borrower and pledged hereunder for all purposes not inconsistent with the terms of this Agreement or any other instruments, agreements or documents referred to herein.


     3.   EVENTS OF DEFAULT.  The occurrence of any one or more of the following
          -----------------
shall constitute an event of default hereunder (an "Event of Default"):

          a. if default shall be made in the payment of any principal, interest or other sums due in respect of the Note when and as the same shall become due and payable and after the expiration of applicable grace periods, whether at maturity or by acceleration or as part of any payment or prepayment or otherwise, in each case, as provided in the Note;

          b. if default shall be made in the due observance or performance of any covenant or agreement on the part of Borrower contained herein;

          c. if by order of a court of competent jurisdiction, a trustee, receiver or liquidator of the Collateral or any part thereof, or of any other collateral security hereunder, or of Borrower or the Company shall be appointed;

          d. if Borrower or the Company shall file a petition in bankruptcy or for an arrangement or for reorganization pursuant to the Federal Bankruptcy Code or any similar law, federal or state, or if, by decree of a court of competent jurisdiction, Borrower or the Company shall be adjudicated a bankrupt, or be declared insolvent, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall consent to the appointment of a receiver or receivers of all or any part of its property;

          e. if any of the creditors of Borrower or the Company shall file a petition in bankruptcy against Borrower or the Company or for reorganization of Borrower or the Company pursuant to the Federal Bankruptcy Code or any similar law, federal or state, and if such petition shall not be discharged or dismissed within sixty (60) days after the date on which such petition was filed; or

          f. if final judgment for the payment of money shall be rendered against Borrower or the Company and Borrower or the Company shall not discharge the same or cause it to be discharged within sixty (60) days from the entry thereof, or shall not appeal therefrom or from the order, decree or process upon which or pursuant to which said judgment was granted, based or entered, and secure a stay of execution pending such appeal.


     4.   REMEDIES.  Upon the occurrence of any Event of Default, Secured Party
          --------
may at once proceed to foreclose its interest in the Collateral according to law, or he may, at his option, remove and sell and dispose of the Collateral at public or private sale, without any previous demand of performance or notice to Borrower of any such sale, notice of sale or demand of performance or any other notice or demand whatsoever (except as required by law), and from the proceeds of sale retain all costs and charges incurred by Secured Party in said taking or sale, including reasonable attorneys' fees incurred and principal, interest and all other amounts due under the Note or this Agreement, together with interest thereon. Any surplus shall be paid to Borrower or whoever may be lawfully entitled to receive the same. If there shall be a deficit, the amount thereof shall be immediately due to Secured Party. Secured Party may bid and purchase at any sale under this Security Agreement. Borrower further agrees that in the event that notice is necessary under applicable law, written notice mailed to Borrower at the address specified below five (5) days prior to the date of public sale of any of the Collateral subject to the security interest created herein or prior to the date after which private sale or any other disposition of the Collateral will be made shall constitute reasonable notice, but notice given in any other reasonable manner or at any other time shall also be sufficient.

          Borrower recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Borrower also recognizes that certain Authorities may impose restrictions on the transfer of interests in the Collateral, which restrictions could also impair the value of the Collateral. Borrower acknowledges that any such private sales therefore may be at prices and on terms less favorable to Secured Party than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any

Collateral for the period of time necessary to permit the respective issuer thereof to register it for public sale.


     5.   MISCELLANEOUS
          -------------

          a.      Successors and Assigns; Gender and Number; Assignment.  This
                  -----------------------------------------------------
Security Agreement shall bind and inure to the benefit of the parties hereto and their executors, administrators, heirs, transferees, successors and assigns. Secured Party may assign or otherwise transfer this Security Agreement, or any instruments evidencing all or any part of the Note, and any agreement relating thereto, and may deliver all or any of the Collateral to the transferee, who shall thereupon become vested with all the powers and rights with respect thereto given to Secured Party herein or in any instrument so transferred, and Secured Party shall thereafter be forever relieved and fully discharged from any liability of responsibility with respect thereto, all without prejudice to the retention by Secured Party of all rights and powers hereby or thereby given with respect to any and all instruments, rights or property not so transferred. Borrower may not assign, delegate or otherwise transfer any of its rights or obligations hereunder or under the Note without the prior written consent of Secured Party.

          b.      No Waiver.  Secured Party's failure, at any time or times
                  ---------
hereafter, to require strict performance by Borrower of any provision of this Security Agreement or the Note shall not waive, affect or diminish any right of Secured Party thereafter to demand strict compliance with and performance of any such provision; nor shall any such failure constitute a suspension or waiver by Secured Party of any other provision hereof or thereof. Any suspension or waiver by Secured Party of any event of default under the Note or hereunder shall not suspend, waive or affect any other event of default by Borrower whether the same is prior or subsequent and whether of the same or a different type.

          c.      Remedies Cumulative.  All rights, privileges, options and
                  -------------------
remedies granted to Secured Party hereunder or under the Note shall be cumulative and not alternative. Upon default, Secured Party may exercise any of its rights, privileges, options and remedies, including the right to proceed in one form of action, and may proceed the against Collateral hereunder or any party liable hereunder or under the Note, all in any order determined by Secured Party, and Borrower hereby waives any right to require Secured Party to exhaust the Collateral prior to enforcing its rights against any party personally liable for repayment of the amount due under the Note.

          d.      Governing Law.  This Agreement shall be governed by the laws
                  -------------
of the State of Nevada. Borrower hereby consents to the jurisdiction of the State of Nevada for purposes of enforcement of this Security Agreement or any obligations secured hereby.

          e.      Time.  Time is declared to be of the essence hereof with
                  ----
respect to the performance of the covenants and obligations set forth herein.

          f.      Severability.  Wherever possible, each term and provision of
                  ------------
this Agreement shall be interpreted in a manner consistent with and shall be deemed to be effective and valid under applicable law. If any term or provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such term or provision shall be ineffective only to the extent so determined and the remaining terms and provisions of this Agreement shall remain unaffected and in full force and effect.


Secured Party:                                   Borrower:


                                                 ____________________________
PINNACLE ENTERTAINMENT, INC.                     WADE HUNDLEY
a Delaware limited liability company

By:  __________________________________          ____________________________
                                                 MARGO HUNDLEY
Its: __________________________________


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